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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	June 5, 2001

PACIFIC CENTURY FINANCIAL CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-6887	99-0148992
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

130 Merchant Street, Honolulu, Hawaii	96813
(Address of principal executive offices)	(Zip Code)
(808) 537-8430 (Registrant's telephone number, including area code)

Item 5.  Other Events

  (a)  Exhibit 99.1

    Press Release: Sale of Pacific Century Bank, N.A.

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: June 5, 2001	PACIFIC CENTURY FINANCIAL CORPORATION
/s/ JOSEPH T. KIEFER (Signature) Joseph T. Kiefer General Counsel

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SIGNATURE